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                                                                    EXHIBIT 10.2
                                     MBIA
                     CERTIFICATE GUARANTY INSURANCE POLICY

OBLIGATIONS:      $728,241,524.66     POLICY NUMBER: 24906
                  Chevy Bank, F.S.B.
                  Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1
                  Class A

     MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Certificate Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association or its successors, as trustee for the Owners (the "Trustee"), on behalf of the Owners, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in this Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

     Notwithstanding the foregoing paragraph this Policy does not cover shortfalls, if any, attributable to the liability of the Trust Fund, REMIC I, REMIC II or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

     The Insurer will pay any amount payable hereunder no later than 12:00 noon New York City time on the later of the Distribution Date on which the related Deficiency Amount is due or the third Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

     Insured Payments due hereunder unless otherwise stated herein will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment.

     The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit or cause to be deposited, sufficient funds to make payments due under this Policy.

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      As used herein, the following terms shall have the following meanings:

      "Agreement" means the Pooling and Servicing Agreement dated as of September 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp. as Depositor, Chevy Chase Bank, F.S.B., as Seller and as Servicer and the Trustee, as trustee, without regard to any amendment or supplement thereto.

      "Business Day" means any day other than a Saturday, a Sunday or a day on which or banking institutions in New York City or in the city in which the corporate trust office of the Trustee or the Servicer under the Agreement is located are authorized or obligated by law or executive order to close.

      "Deficiency Amount" means for any Distribution Date, (a) any shortfall in the Available Distribution Amount to pay the interest portion of any Realized Loss, excluding Prepayment Interest Shortfall and Relief Act Shortfalls and (b) the Overcollaterization Deficit.

      "Insured Payment" means, as of any Distribution Date, any Deficiency
Amount.

      "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by fax substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mad, from the Trustee specifying the Insured Payment which shad be due and owing on the Applicable Date.

      "Owner" means each Holder (as defined in the Agreement) who, on the applicable Distribution Date, is entitled under the terms of the applicable Certificates to payment thereunder.

      Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

      Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee.

      The notice address of the Fiscal Agent is 61 Broadway, 15th Floor, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee in writing.

      This Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

      The insurance provided by this Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

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      This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment prior to maturity of the Obligations.

      IN WITNESS OF, the Insurer has caused this Policy to be executed and attested this 29th day of September, 1997.

                                MBIA INSURANCE CORPORATION


                                      By /s/ Richard Weill
                                        --------------------------------------
                                         President

                            Attest:   By /s/ Lisa A. Wilson
                                        --------------------------------------
                                         Assistant Secretary

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                                   EXHIBIT A


                    TO CERTIFICATE GUARANTY INSURANCE POLICY
                                 NUMBER: 24906

                       NOTICE UNDER CERTIFICATE GUARANTY
                         INSURANCE POLICY NUMBER: 24906



State Street Bank and Trust Company, N.A., as Fiscal Agent
 for MBIA Insurance Corporation,
61 Broadway, 15th Floor
New York, NY 10006
Attention: Municipal Registrar and Paying Agency

MBIA Insurance Corporation
113 King Street
Annonk, NY 10504

     The undersigned, a duly authorized officer of [NAME OF TRUSTEE], as trustee (the "Trustee"), hereby certifies to State Street Bank and Trust Company, N.A. (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Certificate Guaranty Insurance Policy Number: 24906 (the "Policy") issued by the Insurer in respect of the $[] Chevy Chase Bank, F.S.B., Mortgage-Backed Pass-Through Certificates, Series 1997-CCB1, Class A (the "Obligations"), that:

           (i) the Trustee is the trustee under the Pooling and Servicing Agreement dated as of September 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Chevy Chase Bank, F.S.B., as Seller and as Servicer and the Trustee, as trustee for the Owners;

           (ii) the amount due under clause (a) of the definition of Deficiency Amount for the Distribution Date occurring on (the "Applicable Distribution Date") is $_____;

           (iii) the amount due under clause (b) of the definition of Deficiency Amount for the Applicable Distribution Date is $_____;

           (iv) the amount due under clause (c) of the definition of Deficiency Amount for the Applicable Distribution Date is $_____;

           (v) the sum of the amounts listed in paragraphs (ii), (iii) and (iv) above is $____ (the "Deficiency Amount");

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           (vi)  the total insured Payment due is $_____ which amount equals the
      Deficiency Amount;

           (vii) the Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in
      (v) above to be applied to the payment of the Deficiency Amount for the Applicable Distribution Date in accordance with the Agreement; and

           (viii) the Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy:
      [TRUSTEE'S ACCOUNT NUMBER].

      Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

      Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information Or Conceals For The Purpose Of Misleading Information Concerning Any Fact Material thereto, Commits A Fraudulent Insurance Act, which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value OF The Claim For Each Such Violation.

      IN WITNESS OF, the Trustee has executed and delivered this Notice under the Policy as of the ____ day of ____________, ____.

                                [NAME OF TRUSTEE], as Trustee


                                      By________________________________________
                                      Title_____________________________________



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